UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 30, 2026

Benchmark 2026-B43 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002121298)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Bank of America, National Association
(Central Index Key number 0001102113)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

UBS AG New York Branch
(Central Index Key number 0001685185)

Bank of Montreal
(Central Index Key number 0000927971)

(Exact name of sponsors as specified in their charters)

Delaware	333-286596-03	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)
Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, with a reporting date of April 30, 2026 (the “April 30, 2026 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on May 4, 2026 under SEC Accession No. 0001539497-26-001305, with respect to the Benchmark 2026-B43 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-B43 (the “Certificates”), as and to the extent described below. The purpose of this amendment is to: (a) replace the version of the Underwriting Agreement previously filed as Exhibit 1 to the April 30, 2026 Form 8-K with the updated version of the Underwriting Agreement attached to this Form 8-K/A as Exhibit 1, which contains a couple of corrective revisions; (b) replace the version of the Pooling and Servicing Agreement previously filed as Exhibit 4.1 to the April 30, 2026 Form 8-K with the updated version of the Pooling and Servicing Agreement attached to this Form 8-K/A as Exhibit 4.1, which contains (i) conformed signatures, (ii) a Mortgage Loan Schedule attached thereto as Exhibit B, (iii) an address for notices to Goldman Sachs Bank USA, (iv) a corrected address for notices to Trimont LLC, (v) common codes for certain classes of Certificates, and (vi) other clerical and other minor revisions to the previously filed version; (c) replace the version of the Phoenix Industrial Portfolio XV Co-Lender Agreement previously filed as Exhibit 4.5 to the April 30, 2026 Form 8-K with the updated version of the Phoenix Industrial Portfolio XV Co-Lender Agreement attached to this Form 8-K/A as Exhibit 4.5, which is dated and includes conformed signatures; and (d) replace the version of each of the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the BANA Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement, the UBSNY Mortgage Loan Purchase Agreement and the BMO Mortgage Loan Purchase Agreement (each as defined below) (collectively, the “Mortgage Loan Purchase Agreements”) previously filed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, to the Form 8-K with the versions of the Mortgage Loan Purchase Agreements attached to this Form 8-K/A as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, each of which contains (i) conformed signatures, and (ii) a Mortgage Loan Schedule attached thereto as Exhibit A. Effective upon the filing of this Form 8-K/A, Exhibits 1, 4.1, 4.5, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 of the April 30, 2026 Form 8-K are replaced and superseded in their entirety by Exhibits 1, 4.1, 4.5, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the April 30, 2026 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement, dated as of April 30, 2026, between Citigroup Commercial Mortgage Securities Inc., as Depositor, and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, BofA Securities, Inc., Barclays Capital Inc., UBS Securities LLC, BMO Capital Markets Corp., Academy Securities, Inc. and Mischler Financial Group, Inc., as Underwriters
Exhibit 4.1	Pooling and Servicing Agreement, dated as of May 1, 2026, among Citigroup Commercial Mortgage Securities Inc., as Depositor, Trimont LLC, as Master Servicer, CWCapital Asset Management LLC, as Special Servicer, Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer, Citibank, N.A., as Certificate Administrator, and Wilmington Savings Fund Society, FSB, as Trustee
Exhibit 4.5	Phoenix Industrial Portfolio XV Co-Lender Agreement
Exhibit 99.1	Mortgage Loan Purchase Agreement (the “CREFI Mortgage Loan Purchase Agreement”), dated as of May 20, 2026, between Citi Real Estate Funding Inc. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citi Real Estate Funding Inc. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 99.2	Mortgage Loan Purchase Agreement (the “GACC Mortgage Loan Purchase Agreement”), dated as of May 20, 2026, between German American Capital Corporation and Citigroup Commercial Mortgage Securities Inc., pursuant to which German American Capital Corporation sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 99.3	Mortgage Loan Purchase Agreement (the “GSMC Mortgage Loan Purchase Agreement”), dated as of May 20, 2026, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 99.4	Mortgage Loan Purchase Agreement (the “BANA Mortgage Loan Purchase Agreement”), dated as of May 20, 2026, between Bank of America, National Association and Citigroup Commercial Mortgage Securities Inc., pursuant to which Bank of America, National Association sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 99.5	Mortgage Loan Purchase Agreement (the “Barclays Mortgage Loan Purchase Agreement”), dated as of May 20, 2026, between Barclays Capital Real Estate Inc. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Barclays Capital Real Estate Inc. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 99.6	Mortgage Loan Purchase Agreement (the “UBSNY Mortgage Loan Purchase Agreement”), dated as of May 20, 2026, between UBS AG New York Branch and Citigroup Commercial Mortgage Securities Inc., pursuant to which UBS AG New York Branch sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.
Exhibit 99.7	Mortgage Loan Purchase Agreement (the “BMO Mortgage Loan Purchase Agreement”), dated as of May 20, 2026, between Bank of Montreal and Citigroup Commercial Mortgage Securities Inc., pursuant to which Bank of Montreal sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2026	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.
	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

Benchmark 2026-B43 – Form 8-K/A